UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 21, 2019
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TRI Pointe Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 438-1400
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On February 26, 2019, TRI Pointe Group, Inc., a Delaware corporation (the “Company”), announced in a press release its financial results for the quarter ended December 31, 2018 and full year 2018.  A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing. In addition, the press release furnished as an exhibit to this report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2019, the Board of Directors of the Company approved the Amended and Restated 2013 Long-Term Incentive Plan (the “Plan”) and amended forms of award agreements (the “Award Agreements”).
The Plan, as amended and restated, has been revised to provide for (i) pro rata vesting upon an election by a participant who meets the definition of “Retirement,” including the attainment of age 60 and a minimum of five years of service with the Company or its subsidiaries, and (ii) pro rata vesting for equity-based awards and vesting based on assumed achievement at the target level for cash-based awards in the event of a participant’s death or Disability, as defined in the Plan. In addition, the Plan has been revised to reflect updating and other changes typical of equity incentive plans of public companies. The Award Agreements, as revised, include revisions made in connection with the amendment and restatement of the Plan.
The foregoing summary of the terms and conditions of the Plan and Award Agreements is not a complete discussion of the documents. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Plan included as Exhibit 10.1 to this Current Report on Form 8-K and Award Agreements included as Exhibits 10.2-10.7 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated 2013 Long-Term Incentive Plan

10.2	Form of Non-Employee Director Restricted Stock Unit Award Agreement

10.3	Form of Time-Vested Restricted Stock Unit Award Agreement

10.4	Form of Time-Vested Restricted Stock Unit Award Agreement

10.5	Form of Performance-Based Cash Award Agreement

10.6	Form of Performance-Based Restricted Stock Unit Award Agreement (earnings per share)

10.7	Form of Performance-Based Restricted Stock Unit Award Agreement (total stockholder return)

99.1	Press Release dated February 26, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI Pointe Group, Inc.

Date: February 21, 2019	By:	/s/ Michael D. Grubbs
Michael D. Grubbs, Chief Financial Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description of Document

10.1	Amended and Restated 2013 Long-Term Incentive Plan

10.2	Form of Non-Employee Director Restricted Stock Unit Award Agreement

10.3	Form of Time-Vested Restricted Stock Unit Award Agreement

10.4	Form of Time-Vested Restricted Stock Unit Award Agreement

10.5	Form of Performance-Based Cash Award Agreement

10.6	Form of Performance-Based Restricted Stock Unit Award Agreement (earnings per share)

10.7	Form of Performance-Based Restricted Stock Unit Award Agreement (total stockholder return)

99.1	Press Release dated February 26, 2019